Exhibit 99.1

Corporate Presentation January 2018 © 2018, Iovance Biotherapeutics, Inc.

This presentation contains forward - looking statements reflecting management’s current beliefs and expectations . These forward looking statements can be identified with words such as “expects”, “plans”, “projects”, “potential”, “suggests”, “may”, or similar expressions . Such forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance or achievements expressed or implied by such statements . Forward - looking statements in this presentation include statements regarding (i) the success and timing of our product development activities and clinical trials, (ii) our ability, and the ability of our commercial partners, to manufacture, process and deliver our product candidates and to further improve on the manufacturing process, (iii) the size of the potential markets for our product candidates, (iv) our ability to develop next generation TIL and other more effective and efficient therapeutics, (v) our ability to maintain our collaborations and other relationships with third parties, (vi) our ability to attract and retain key management and scientific personnel, (vii) our ability to obtain and maintain intellectual property protection for our product candidates, (viii) our ability to compete with other therapeutics that target the same indications as our product candidates, and (ix) our ability to achieve our manufacturing, clinical, regulatory, and other key milestones, including the progression of third - party sponsored studies, which may require additional clinical trials and manufacturing development . For more detailed information about the risks and uncertainties that could cause actual results to differ materially from those implied by, or anticipated in, these forward - looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10 - K and subsequent updates that may be contained in the Company’s Quarterly Reports on Form 10 - Q and current reports on Form 8 - K on file with the SEC . Forward - looking statements speak only as to the date they are made . Except as required by law, the Company does not undertake to update forward - looking statements to reflect circumstances or events that occur after the date the forward looking statements are made . This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . Forward - Looking Statements © 2018, Iovance Biotherapeutics, Inc. 2

(1) Rosenberg, S. A., et al. Clinical Cancer Research, 2011, 17, 4550. (2) Goff, S. L. et al. Journal of Clinical Oncology, 2016, 34(20), 2389 - 2397. (3) https://seer.cancer.gov/statfacts/html/all.html Data from third parties may not be representative of Iovance’s data. © 2018, Iovance Biotherapeutics, Inc. TIL Therapy is a Proven Treatment for Solid Tumors • Developing and commercializing tumor infiltrating lymphocyte (TIL) therapies as a platform for treatment of cancers • Leveraging and enhancing the utility of TIL therapy as demonstrated by Dr. Steven Rosenberg at the National Cancer Institute (NCI) for metastatic melanoma: ̶ 56% ORR (1) ̶ 24% CR rate in 101 metastatic melanoma patients, durable CRs (2) 3 ESTIMATED NEW CASES 2017 (3) HEMATOLOGIC 134K SOLID TUMORS 1,554K ESTIMATED DEATHS 2017 (3) SOLID TUMORS 556k HEMATOLOGIC 45k    K 601K

• Clinical Development: ̶ Iovance pipeline of three ongoing and one upcoming company - sponsored trials • Melanoma ̶ C - 144 - 01 Phase 2 trial of LN - 144 in metastatic melanoma with positive responses seen in heavily pre - treated patients (1) • Orphan Drug Designation in malignant melanoma stages IIB - IV • Fast Track Designation for advanced melanoma • Head and neck ̶ LN - 145 Phase 2 trial (C - 145 - 03) enrolling in the U.S. • Cervical ̶ LN - 145 Phase 2 trial (C - 145 - 04) enrolling in the U.S. • NSCLC ̶ LN - 145 Phase 2 trial expected to initiate 1H 2018 • Manufacturing: ̶ TIL clinical and commercial manufacturing capabilities fully in place in U.S. ̶ 22 day Gen 2 manufacturing process for TIL selected for all trials • Collaborators: ̶ TIL pipeline collaborations and partnerships with NIH/NCI, Moffitt Cancer Center, MD Anderson Cancer Center, MedImmune / AstraZeneca, Ohio State University (1) Sarnaik, A. ASCO, 2017, 140. Sarnaik, A. SITC, 2017. Iovance Corporate Highlights 4 © 2018, Iovance Biotherapeutics, Inc.

INDICATION REGIMEN N PARTNER PRECLINICAL PHASE 1 PHASE 2 Melanoma TIL LN - 144 60 — Cervical Cancer TIL LN - 145 47 — Head & Neck Cancer TIL LN - 145 47 — Non - Small Cell Lung Cancer TIL LN - 145 vs TIL LN - 145 + durvalumab 24 Iovance Clinical Pipeline Enrolling Enrolling Enrolling 5 Phase 2 trials to initiate in 2018 © 2018, Iovance Biotherapeutics, Inc.

Iovance Collaboration Pipeline © 2018, Iovance Biotherapeutics, Inc. 6 INDICATION REGIMEN N PARTNER PRECLINICAL PHASE 1 PHASE 2 Melanoma Combination TIL ± TBI 101 Melanoma Combination TIL + Yervoy Melanoma Combination TIL + Keytruda 170 Melanoma Combination TIL + Opdivo 12 Ocular (Uveal) Melanoma TIL 23 Glioblastoma TIL Pancreatic Cancer TIL Ovarian, Sarcomas, Pancreatic TIL Non - small cell lung cancer Combination TIL + Opdivo 18 Trial completed, 54% ORR, 24% CR Enrolling Trial completed, publishing results Enrolling Phase 2 trials to initiate in 2018 Enrolling

TIL Therapy Overview © 2018, Iovance Biotherapeutics, Inc. 7

• Leverages and enhances the body’s natural defense against cancer using a patient’s own TIL • Polyclonal and can recognize multiple neoantigens ̶ Solid tumors are heterogeneous • Durable response with single treatment: ̶ Potential to establish immunological memory, requiring no additional maintenance therapy after infusion ̶ Responses seen both in treatment naïve and refractory melanoma patients who have failed other options, including checkpoint inhibitors ̶ Complete responses observed at 54 months in cervical cancer patient TIL Therapy Elicits a Highly Individualized, Specific and Potent Attack Against Solid Tumors © 2018, Iovance Biotherapeutics, Inc. 8

1. EXCISE 2. EXTRACT 3. EXPAND 4. PREPARE & INFUSE • EXCISION: Patient’s TIL are removed from suppressive tumor microenvironment (via surgical resection of a lesion) • EXTRACTION: Tumor is fragmented and placed in media for TIL to leave the tumor and enter media • EXPANSION: TIL expanded exponentially ex vivo to yield 10 9 – 10 11 TIL • PREPARATION: Patient receives non - myeloablative lymphodepletion to eliminate potentially suppressive tumor microenvironment and maximize engraftment and potency of TIL therapy: ̶ cyclophosphamide: 60 mg/kg x 2 doses ̶ fludarabine: 25 mg/m 2 x 5 doses • INFUSION: Patient is infused with their expanded TIL and IL - 2 (600,000 IU/kg, up to 6 doses) to promote activation, proliferation and anti - tumor cytolytic activity of TIL TIL Therapy Process © 2018, Iovance Biotherapeutics, Inc. 9

Competitive Advantages of TIL in Solid Tumors

CHECKPOINTS	TCR	CAR-T (LIQUID TUMORS)	TIL (SOLID TUMORS)
Utility in several solid tumors	Few solid tumors treated so far	No examples of successful utility in solid tumors	Available data in melanoma and cervical cancers
Long maintenance period	One-time treatment	One-time treatment	One-time treatment
No genetic modification	Genetic modification	Genetic modification	No genetic modification
Potential Long-term irreversible toxicities	Potential on-target, off-tissue effects	Potentially immunogenic: cytokine release syndrome	Minimal chance of unpredicted on-target, off-tissue effects found to date
Target multiple tumor antigens	Target only single tumor antigen	Mainly target only single/ surface tumor antigen	Target multiple tumor antigens
Off-the-shelf	Autologous	Autologous	Autologous
No HLA restriction	HLA restriction	No HLA restriction	No HLA restriction

- TIL cells target a diverse array of cancer antigens; this approach represents a highly differentiated, customized, and targeted immunotherapy

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© 2018, Iovance Biotherapeutics, Inc.
IOVANCE BIOTHERAPEUTICS

19/20 CR were ongoing at more than 3 to 7 years Durable remissions in melanoma regardless of prior therapies NCI Study Survival Benefit in Second and Third Line Patients Rosenberg, S.A., et al. Durable Complete Responses in Heavily Pretreated Patients with Metastatic Melanoma Using T - Cell Transfer Immunotherapy. Clinical Cancer Research , 17(13), 4550 - 4557. Data from third parties may not be representative of Iovance’s data. Abbreviations: CR, complete response; ORR, objective response rate. Data from third parties may not be representative of Iovance’s data © 2018, Iovance Biotherapeutics, Inc. 11 IN SECOND AND THIRD LINE MELANOMA (no prior anti - PD - 1) CR 22% ORR 56%

Manufacturing © 2018, Iovance Biotherapeutics, Inc. 12

Iovance Cryopreserved 22 Day TIL Manufacturing Process


Excise tumor
Express courier from clinical site to CMO
GMP MANUFACTURING FACILITY
Cut into fragments
ex vivo culture
+ IL-2
Tumor Fragment Culture (Pre-REP) 11 days
Direct to REP
Rapid Expansion (REP) 11 days
Co-culture TIL and feeder cells
IL-2 + OKT3
Expansion ex vivo scale up
Harvest
-150° C
LN2 cryopreserved TIL infusion product controlled rate freeze
Express courier in cryoshipper from CMO to clinical site
Thaw and infuse. Follow by IL-2 administration
NMA-LD preconditioning therapy

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© 2018, Iovance Biotherapeutics, Inc.
IOVANCE BIOTHERAPEUTICS

TIL Therapy Manufacturing

- Clinical and commercial manufacturing capabilities are in place in the US and EU
  - US: Lonza, WuXi (multiple locations), Moffitt
  - EU: LonzaNL (formerly PharmaCell)
- Shorter Generation 2 manufacturing process has been selected for all current and future Iovance studies (all protocols amended)
  - Shortens the time patients will receive their TIL product
  - Allows flexibility in scheduling of treatment dosing at infusion center
  - Reduces cost of manufacturing by ~35% vs Gen 1
- WuXi Phase 3 clinical and commercial suite is being used for manufacturing the Gen 2 product





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© 2018, Iovance Biotherapeutics, Inc.

IOVANCE BIOTHERAPEUTICS

© 2018, Iovance Biotherapeutics, Inc. Cell Orchestration Platform (TrakCel Collaboration) Logistics of Each Patient’s Sample and TIL Therapy An automated process integrating scheduling, capacity and logistics throughout the supply chain: Part 11 compliant, improves communication across stakeholders 15 1. EXCISE 2. EXTRACT 3. EXPAND 4. PREPARE & INFUSE

Melanoma © 2018, Iovance Biotherapeutics, Inc. 16

CURRENTLY ENROLLING

Iovance C-144-01 Phase 2 Trial in Metastatic Melanoma

Phase 2, multicenter study to assess the efficacy and safety of autologous Tumor Infiltrating Lymphocytes (LN-144) for treatment of patients with metastatic melanoma (NCT02360579)


Unresectable or metastatic melanoma progressed after prior anti-PD-1 therapy and, if BRAF mutant, after BRAF inhibitor
Cohort 1:
Non-cryopreserved TIL product, n=30
Closing to enrollment
Cohort 2:
Cryopreserved TIL product, n=30
Cohort 3:
TIL
Re-treatment, n=10

Key Inclusion Criteria:

- Measurable metastatic melanoma and ≥ 1 lesion resectable for TIL generation
- Progression on at least one prior line of systemic therapy including immune checkpoint inhibitor
- Age ≥ 18
- ECOG PS 0-1

Treatment Cohorts:

1. Non-cryopreserved LN-144 product
2. Cryopreserved LN-144 product
3. Retreatment with LN-144 for patients without response or who progress after initial response

Endpoints:

- Primary: Efficacy defined as ORR
- Secondary: Safety and efficacy

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© 2018, Iovance Biotherapeutics, Inc.

IOVANCE BIOTHERAPEUTICS

CHARACTERISTIC Cohort 2 N= 17 , (%) Gender, n (%) Male 8 (47) Female 9 (53) Age Median 54 Min, Max 35, 66 Prior therapies, n (%) Mean # prior systemic therapies 3.6 Anti - CTLA - 4 15 (88) Anti - PD - 1 16 (94) Target Lesion Sum of Diameter (mm) Mean (SD) 140 (93) Min, Max 38, 342 CHARACTERISTIC Cohort 2 N= 17 , (%) Baseline ECOG score, n (%) 0 11 (65) 1 6 (35) BRAF Status, n (%) Mutated 5 (29) Wild Type 9 (53) Unknown 3 (18) Baseline LDH (U/L) 1 - 2 times ULN 8 (47) > 2 times ULN 2 (12) Number of Target & Non - Target Lesions (at Base Line) >3 12 (71) Mean 5.9 * Database cut off of 1 Dec 2017 Iovance C - 144 - 01 Patient Characteristics: Interim Data as of Dec. 2017 Data Cut © 2018, Iovance Biotherapeutics, Inc. 18 COHORT 2 Cohort 2 has: • 3.6 median prior therapies • High tumor burden at baseline as reflected by 140 mm sum of diameters for target lesions

Notes: Patients with multiple events for a given preferred term are counted only once using the maximum grade under each pref err ed term. Treatment - Emergent Adverse Events refer to all AEs starting on or after the first dose date of pre - treatment chemotherapy (Fludarabine and Cyclophosphamide ) up to the last dose of IL - 2 + 30 days. Iovance C - 144 - 01 Safety: Treatment Emergent Adverse Events (≥ 30%) PREFERRED TERM Cohort 2 (N=17) Any Grade n (%) Grade 3/4 n (%) Grade 5 n (%) Number of patients reporting at least one Treatment - Emergent AE 16 (94.1) 16 (94.1) 0 Pyrexia 13 (76.5) 1 (5.9) 0 Anaemia 11 (64.7) 10 (58.8) 0 Neutrophil count decreased 10 (58.8) 10 (58.8) 0 Platelet count decreased 10 (58.8) 8 (47.1) 0 Febrile neutropenia 10 (58.8) 8 (47.1) 0 Fatigue 10 (58.8) 0 0 Chills 9 (52.9) 1 (5.9) 0 Nausea 9 (52.9) 0 0 White blood cell count decreased 8 (47.1) 8 (47.1) 0 Lymphocyte count decreased 6 (35.3) 6 (35.3) 0 Diarrhoea 6 (35.3) 0 0 Decreased appetite 6 (35.3) 0 0 19 COHORT 2 © 2018, Iovance Biotherapeutics, Inc.

Of 10 patients in Efficacy Set, one patient (Patient 10) is not evaluable (NE) due to melanoma - related death prior to first tumor assessment not represented on figure. © 2018, Iovance Biotherapeutics, Inc. Time to Response for Evaluable Patients (SD or Better) • DCR is: 80% • Time to response is similar to Cohort 1 20 COHORT 2

• Mean number of TIL cells infused: 34 x 10 9 • Median number of IL - 2 doses administered was 4.5 • Patients with BRAF mutation responded as well as patients with wild type BRAF One patient (Patient 10) had passed away prior to the first assessment (still considered in the Efficacy Set). * Refers to patients with BRAF mutation Abbreviations: PR, partial response; SD, stable disease, PD, progressive disease Iovance C - 144 - 01 Efficacy © 2018, Iovance Biotherapeutics, Inc. 21 COHORT 2

• All efficacy - evaluable patients had received an anti - PD - 1 and anti - CTLA - 4 checkpoint inhibitor 1 Dec 2017 Data Cut * NE due to not reaching first assessment. Iovance C - 144 - 01 Efficacy: Evaluable Patient Data © 2018, Iovance Biotherapeutics, Inc. 22 RESPONSE PATIENTS, N=10 n (%) Objective Response Rate 4 (40%) Disease Control Rate 8 ( 80%) Partial Response 4 (40%) Stable Disease 4 (40%) Progressive Disease 1 (10%) Non - Evaluable* 1 (10%) COHORT 2

CT Scan for Patient with PR TL1: Lt low. quad. abdom. - BL: 8.8 cm / 18 wk: 3.7 cm TL2: Lt uppr quad abdom. - BL: 5.2 cm / 18 wk: 0 cm TL3: Lt renal – BL: 4.1 cm / 18 wk: 2.1 cm TL5: Rt femoral LN - 4 cm (short axis) / 18 wk: 2.3 cm © 2018, Iovance Biotherapeutics, Inc. 23 Pre - Treatment 18 wks Post - Treatment

Head & Neck Cancer © 2018, Iovance Biotherapeutics, Inc. 24

Head and Neck Squamous Cell Carcinoma (HNSCC)

HNSCC Cancer Facts[1,2]

765k	**New Cases WW** each year	
303k	**Deaths WW** each year	
63k	**Diagnoses in U.S.** each year	
13k	**Deaths in U.S.** each year	

HNSCC
Well-suited for immunotherapy

ORR 13-16%
For population receiving immunotherapy (e.g, PD-1 inhibitors)

TIL
Prognostic value in HPV+ & HPV- tumor specimens

Abbreviations: HPV, human papillomavirus infection; OPC, oropharyngeal cancer; ORR, objective response rate; TIL, tumor infiltrating lymphocytes.

[1] Global Burden of Disease Cancer Collaboration, Global, Regional, and National Cancer Incidence, Mortality, Years of Life Lost, Years Lived With Disability, and Disability-Adjusted Life-years for 32 Cancer Groups, 1990 to 2015: A Systematic Analysis for the Global Burden of Disease Study. JAMA Oncol. 2017;3(4):524

[2] https://seer.cancer.gov/statfacts/html/oralcav.html and https://seer.cancer.gov/statfacts/html/laryn.html

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© 2018, Iovance Biotherapeutics, Inc.

IOVANCE BIOTHERAPEUTICS

Phase 2 study to evaluate the efficacy and safety of autologous Tumor Infiltrating Lymphocytes (LN - 145) for the treatment of patients with recurrent metastatic squamous cell carcinoma of the head and neck (NCT03083873) • N=47; Simon’s two - stage design triggered • LN - 145: protocol was amended to continue enrollment with Gen 2 product • Preliminary data anticipated at an upcoming scientific conference in 2018 Key Inclusion Criteria: • Measurable metastatic disease and ≥ 1 lesion resectable for TIL generation • Relapsed or refractory recurrent metastatic squamous cell carcinoma of the head and neck and have received at least one prior systemic therapy • Age ≥ 18 • ECOG PS 0 - 1 Endpoints: • Primary: Efficacy defined as ORR • Secondary: Safety and efficacy Iovance C - 145 - 03 Phase 2 Trial in Recurrent and/or Metastatic Squamous Cell Carcinoma of the Head and Neck © 2018, Iovance Biotherapeutics, Inc. 26 Incurable recurrent, metastatic, or persistent SCCHN with 1 prior therapy Simon’s two - stage design Expanded cohort n= 47 CURRENTLY ENROLLING

Cervical Cancer © 2018, Iovance Biotherapeutics, Inc. 27

Stevanovic, et al. Complete Regression of Metastatic Cervical Cancer After Treatment with Human Papillomavirus - Targeted Tumor - Infiltrating T Cells, J Clin Oncol 2015, 33 (14), 1543. Hinrichs, et al. HPV - targeted Tumor - Infiltrating Lymphocytes for Cervical Cancer, J Clin Oncol , 2014, 23, 5s. Stevanovic et al., Science , 2017, (356), 200. This type of response may not be representative of all patients. NCI Cervical Cancer and TIL Treatment Data © 2018, Iovance Biotherapeutics, Inc. 28 PATIENTS (%) DURATION (MONTHS) Total 9 (100) PR 1 (11) 3 CR 2 (22) 54+, 46+

Phase 2, multicenter study to evaluate the efficacy and safety of autologous Tumor Infiltrating Lymphocytes (LN - 145) in patients with recurrent, metastatic or persistent cervical carcinoma (NCT03108495) N=47; Simon’s two - stage design LN - 145, protocol was amended to continue enrollment with Gen 2 product Study is expected to begin enrolling in Europe in 2018 Key Inclusion Criteria: • Measurable recurrent, persistent, or metastatic disease and ≥ 1 lesion resectable for TIL generation • At least one prior systemic therapy and either progressed or had no response on such therapy • Age ≥ 18 • ECOG PS 0 - 1 Endpoints: • Primary: Efficacy defined as ORR • Secondary: Safety and efficacy Iovance C - 145 - 04 Phase 2 Trial in Recurrent, Metastatic or Persistent Cervical Carcinoma © 2018, Iovance Biotherapeutics, Inc. 29 Incurable recurrent, metastatic, or persistent cervical cancer with 1 prior therapy Simon’s two - stage design Expanded cohort n= 47 CURRENTLY ENROLLING

Non - Small Cell Lung Cancer © 2018, Iovance Biotherapeutics, Inc. 30

INDICATION NEW CASES (1) DEATHS (1) Melanoma 87,110 9,730 Cervix Uteri 12,820 4,210 Oral Cavity, Pharynx & Larynx 63,030 13,360 Lung & Bronchus 222,500 155,870 Bladder 79,030 16,870 Breast 2 52,710 40,610 Pancreatic 53,670 4 3,090 Brain & Other Nervous System 23,800 16,700 (1) https://seer.cancer.gov (2) https://seer.cancer.gov/statfacts/html/lungb.html Market Opportunity for TIL Therapy in US © 2018, Iovance Biotherapeutics, Inc. 31 LUNG CANCER 222K New cases in 2017 5YR SURVIVAL RATE (2) <20% for NSCLC

Moffitt Cancer Center sponsored trial • TIL + anti - PD - 1, nivolumab (Opdivo ® ): • An Investigator Initiated Trial (IIT), Phase 1 study in 18 advanced NSCLC patients (1) Iovance sponsored trial in collaboration with MedImmune / AstraZeneca • TIL +/ - anti - PD - L1, durvalumab: • Iovance - sponsored, Phase 2, two - cohort clinical trial to anti - PD - 1/PD - L1 naïve NSCLC patients to start in 1H 2018 (1) A Stand Up to Cancer (SU2C) supported clinical trial. Additional collaborators include Bristol - Myers Squibb and Prometheus Inc. Ongoing Collaborations and Partnerships © 2018, Iovance Biotherapeutics, Inc. 32 Two ongoing trials in Non - Small Cell Lung Cancer (NSCLC)

A Phase 2 Study to Assess the Efficacy and Safety of Autologous Tumor Infiltrating Lymphocytes (LN - 145) Alone and in Combination with Anti - PD - L1 Inhibitor Durvalumab (MEDI4736) in Patients with Locally Advanced or Metastatic Non - Small Cell Lung Cancer (NSCLC) NSCLC Phase 2 Study © 2018, Iovance Biotherapeutics, Inc. 33 Expected start: 1H 2018 PD - 1/PD - L1 naïve stage III or IV NSCLC Cohort 1: TIL N=12 Cohort 2: TIL + durvalumab N=12 Key Inclusion Criteria: • Histologically and/or cytologically confirmed diagnosis of Stage III or Stage IV NSCLC • ≥ 1 lesion resectable for TIL generation Key Exclusion Criteria: • Prior anti - PD - 1 or anti PD - L1 use Endpoints: • Primary: Efficacy (ORR) and safety • Secondary: Efficacy

Collaborations © 2018, Iovance Biotherapeutics, Inc. 34

MD Anderson Collaboration • Iovance has a collaboration with MD Anderson involving: ̶ Preclinical research in expanding understanding of TIL ̶ Two clinical studies: • LN - 145 being provided by Iovance; expect first patient dosed in 1H 2018 ̶ Indications: sarcoma, platinum - resistant ovarian cancer • TIL being manufactured by MDA manufacturing method (co - stimulants used ex vivo to expand growth of TIL) ̶ Access to certain IP related to the method of manufacturing from MDA 35 © 2018, Iovance Biotherapeutics, Inc.

Corporate © 2018, Iovance Biotherapeutics, Inc. 36

© 2018, Iovance Biotherapeutics, Inc. Financial Summary 37 AS OF SEPTEMBER 30, 2017 IN MILLIONS Common shares outstanding 72.0 Preferred shares 8.8 (1) Warrants/options/RSU’s 13.2 Cash $163 Debt $0 (1) Preferred shares are shown on an as - converted basis.

© 2018, Iovance Biotherapeutics, Inc. Summary of Recent Accomplishments Investigating Power of TIL Platform for Multiple Indications • Broad Clinical Program: ̶ Updated data in melanoma trial with preliminary results indicating clinically meaningful benefit in patients with multiply relapsed/refractory disease ̶ Cervical and head and neck studies are progressing ̶ TIL will be investigated in NSCLC ̶ Moving to earlier line of therapy for TIL ̶ MDA collaboration is in start up for sarcomas and ovarian cancer • Streamlining the Manufacturing: ̶ Capacity established in U.S. and Europe ̶ Development of shorter duration Gen 2 for all future TIL therapy development and commercialization • Building the IP: ̶ A broad portfolio of immuno - oncology patent applications including coverage for Gen 2 manufacturing 38

• Partner with our suppliers and vendors • Continue collaborating with new clinical sites and hospitals to assure preparation for commercialization PARTNERSHIPS • FDA interaction to define the registration path for LN - 144 • Activate melanoma and cervical studies in Europe in 1H 2018 • Continue enrollment into the melanoma program • Continue to advance head & neck, cervical, and NSCLC • Pursue new indications • Actively move TIL therapy to earlier line of treatment • Present data from melanoma and at least one other indication at 2018 medical meetings • Transition all trials over to Gen 2 manufacturing process • Optimization of the process in anticipation of commercialization • Start up in manufacturing and clinical trials in Europe MANUFACTURING Key Anticipated 2018 Milestones © 2018, Iovance Biotherapeutics, Inc. 39 REGULATORY CLINICAL

Thank you © 2018, Iovance Biotherapeutics, Inc.